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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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☐	Soliciting Material Pursuant to §240.14a-11(a) or §240.14a-12
CSG SYSTEMS INTERNATIONAL, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CSG Systems International, Inc.
7887 East Belleview Avenue, Suite 1000
Englewood, Colorado 80111

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 28, 2004

        The annual meeting of stockholders of CSG Systems International, Inc. (the "Company") will be held at the office of the Company, 7887 East Belleview Avenue, Suite 1000, Englewood, Colorado, on Friday, May 28, 2004, at 8:30 a.m., for the following purposes:

  1.
  To elect one Class I Director.

  2.
  To consider and vote on a proposed amendment of the Company's 1996 Employee Stock Purchase Plan which will increase by 500,000 the number of shares of Common Stock of the Company available for purchase under such Plan.

  3.
  To transact such other business as properly may come before the meeting or any adjournments thereof.

        The Board of Directors fixed the close of business on March 30, 2004, as the record date for determining the stockholders of the Company who are entitled to notice of and to vote at the meeting and any adjournment thereof.

        All stockholders are cordially invited to attend the meeting.

By Order of the Board of Directors,

Joseph T. Ruble Secretary

April 1, 2004

REGARDLESS OF WHETHER YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF THE ENCLOSED ENVELOPE IS MAILED IN THE UNITED STATES. YOU ALSO MAY FILE YOUR PROXY BY TELEPHONE OR THE INTERNET IN ACCORDANCE WITH THE INSTRUCTIONS ACCOMPANYING THE PROXY. THE PROXY WILL NOT BE USED IF YOU ATTEND THE MEETING IN PERSON AND SO REQUEST.

CSG Systems International, Inc.
7887 East Belleview Avenue, Suite 1000
Englewood, Colorado 80111

PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS
May 28, 2004

        This Proxy Statement is furnished by the Board of Directors (the "Board") of CSG Systems International, Inc. (the "Company") in connection with the Board's solicitation of proxies for use at the annual meeting of stockholders of the Company (the "Annual Meeting") to be held at the office of the Company, 7887 East Belleview Avenue, Suite 1000, Englewood, Colorado, on Friday, May 28, 2004, at 8:30 a.m., and at any adjournments of the Annual Meeting. All proxies will be voted in accordance with the instructions contained in such proxies; if no choice is specified, the proxies will be voted in favor of the director nominee named in this Proxy Statement and in favor of the proposed amendment of the Company's 1996 Employee Stock Purchase Plan to increase by 500,000 the number of shares of Common Stock of the Company available for purchase under such Plan. A stockholder may revoke a proxy at any time before it is exercised either by giving written notice to that effect to the Secretary of the Company, by delivering to the Company a properly signed proxy bearing a later date or by attending the Annual Meeting and voting in person.

        The Board fixed the close of business on March 30, 2004, as the record date for determining the stockholders of the Company who are entitled to notice of and to vote at the Annual Meeting. At the close of business on March 30, 2004, there were outstanding and entitled to vote at the Annual Meeting 53,776,972 shares of Common Stock of the Company, par value $.01 per share ("Common Stock"). Each share is entitled to one vote.

        The Company will bear all costs of this solicitation of proxies. In addition to solicitations by mail, the Company's directors, officers and regular employees, without additional remuneration, and their appointed agents may solicit proxies in person or by telephone, e-mail, facsimile or other means. The Company will request banks, brokers and other fiduciaries to forward proxy soliciting material to the owners of stock held in their names. The Company will reimburse such banks, brokers and other fiduciaries for their reasonable out-of-pocket expenses incurred in connection with the distribution of proxy material.

        The Company is first mailing this Proxy Statement and the accompanying proxy card on or about April 16, 2004, to persons who were stockholders of the Company at the close of business on the record date.

Quorum and Votes Required

        A majority of the shares of Common Stock outstanding on the record date is required to be present or represented by proxy at the Annual Meeting in order to have the quorum necessary to take action at the Annual Meeting. Assuming that a quorum is present at the Annual Meeting, the nominee for election as the Class I director who receives the greatest number of votes cast in the director election will be elected as the Class I director. Approval of the proposed amendment of the Company's 1996 Employee Stock Purchase Plan requires the affirmative vote of the holders of a majority of the shares of Common Stock present or represented by proxy at the Annual Meeting and entitled to vote on such matter.

        Votes cast in person or by proxy at the Annual Meeting will be tabulated by the inspector appointed for the Annual Meeting. The inspector will treat abstentions as Common Stock that is present and entitled to vote for purposes of determining the presence of a quorum but as not voted for purposes of determining the approval of any matter submitted to stockholders for a vote. Abstentions will have no effect in the director election but will have the effect of a "no" vote with respect to other matters voted upon. If a broker indicates on a proxy that such broker does not have discretionary authority to vote on a particular matter and has not received voting instructions from the beneficial owner as to certain shares of Common Stock, then (unless otherwise required by Delaware law) such shares will not be counted in determining the number of votes required for approval of such matter; however, such "broker non-votes" will be counted for purposes of determining whether a quorum is present at the Annual Meeting.

BENEFICIAL OWNERSHIP OF COMMON STOCK

        The first table below sets forth each person known by the Company to own beneficially more than 5% of the outstanding Common Stock as of December 31, 2003. The second table below sets forth to the Company's knowledge the beneficial ownership of Common Stock by each director and each executive officer of the Company named in the Summary Compensation Table, individually, and by all directors and executive officers of the Company as a group as of January 31, 2004.

Principal Stockholders

Name and Address of Beneficial Owner	Shares of Common Stock Beneficially Owned		Percentage of Common Stock Outstanding
FMR Corp. Edward C. Johnson 3d Abigail P. Johnson Fidelity Management & Research Company Fidelity Low Priced Stock Fund 82 Devonshire Street Boston, MA 02109	7,851,044	(1)	14.60%
Farallon Capital Partners, L.P. Farallon Capital Institutional Partners, L.P. Farallon Capital Institutional Partners II, L.P. Farallon Capital Institutional Partners III, L.P. Tinicum Partners, L.P. Farallon Capital Management, L.L.C. Farallon Partners, L.L.C. 14 named individuals One Maritime Plaza Suite 1325 San Francisco, CA 94111	4,803,796	(2)	8.93%
Sterling Capital Management LLC Sterling MGT, Inc. Eduardo A. Brea Alexander W. McAlister David M. Ralston Brian R. Walton Mark Whalen 4064 Colony Road, Suite 300 Charlotte, NC 28211	4,144,705	(3)	7.71%

Barclays Global Investors, NA Barclays Global Fund Advisors Barclays Bank PLC Barclays Capital Securities Limited 45 Fremont Street San Francisco, CA 94105	2,846,278	(4)	5.29%

(1)
FMR Corp., Edward C. Johnson 3d and Abigail P. Johnson have filed with the United States Securities and Exchange Commission (the "SEC") on February 17, 2004, a joint amended Schedule 13G stating that (i) Fidelity Management and Research Company ("Fidelity"), a wholly owned subsidiary of FMR Corp., is the beneficial owner of 7,699,644 of these shares as a result of its acting as investment adviser to various registered investment companies (the "Funds"), (ii) Fidelity Low Priced Stock Fund is the owner of 3,596,148 of these shares, (iii) Edward C. Johnson 3d as Chairman of FMR Corp., FMR Corp. through its control of Fidelity, and the Funds each have sole power to dispose of the 7,699,644 shares owned by the Funds, (iv) the power to vote the shares owned by the Funds resides with the Boards of Trustees of the Funds, (v) Fidelity Management Trust Company, a wholly owned subsidiary of FMR Corp., is the beneficial owner of 151,400 of these shares as a result of its serving as investment manager of institutional accounts, (vi) Edward C. Johnson 3d and FMR Corp., through its control of Fidelity Management Trust Company, each has sole dispositive power and sole voting power with respect to such 151,400 shares and (vii) members of the Edward C. Johnson 3d family, including Edward C. Johnson 3d and Abigail P. Johnson, are the predominant owners of Class B common stock of FMR Corp. and may be deemed to be a controlling group with respect to FMR Corp.

(2)
Farallon Capital Partners, L.P., Farallon Capital Institutional Partners, L.P., Farallon Capital Institutional Partners II, L.P., Farallon Capital Institutional Partners III, L.P., Tinicum Partners, L.P., Farallon Capital Management, L.L.C. (the "Management Company"), Farallon Partners, L.L.C. (the "General Partner") and 14 named individuals have filed with the SEC on January 9, 2004, a joint amended Schedule 13G stating that (i) the limited partnerships named above (the "Partnerships") have shared voting and dispositive powers with respect to varying amounts of an aggregate of 2,034,400 of these shares and own their respective shares directly, (ii) the 2,769,396 shares attributed to the Management Company are held and owned directly by certain accounts managed by the Management Company, (iii) the General Partner, as general partner of the Partnerships, may be deemed to be the beneficial owner (with shared voting and dispositive powers) of the 2,034,400 shares owned by the Partnerships and (iv) the 14 individuals, as managing members of the General Partner and/or the Management Company, may be deemed to be the beneficial owners (with shared voting and dispositive powers) of all of these shares.

(3)
Sterling Capital Management LLC ("Sterling"), Sterling MGT, Inc. ("Sterling Management"), Eduardo A. Brea, Alexander W. McAlister, David M. Ralston, Brian R. Walton and Mark Whalen have filed with the SEC on January 9, 2004, a joint amended Schedule 13G stating that they have shared voting power and shared dispositive power with respect to these shares. Such filing also states that (i) Sterling Management is the managing member of Sterling, (ii) Messrs. Brea, McAlister, Ralston, Walton and Whalen are controlling shareholders of Sterling Management and (iii) Sterling is a registered investment adviser whose clients have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, these shares.

(4)
Barclays Global Investors, NA ("Investors"), Barclays Global Fund Advisors ("Advisors"), Barclays Bank PLC ("Bank") and Barclays Capital Securities Limited ("Securities") have filed with the SEC on February 17, 2004, a joint Schedule 13G stating that (i) Investors beneficially owns 2,114,762 of these shares, with sole voting and dispositive power with respect to 1,865,317 shares, (ii) Advisors beneficially owns 678,566 of these shares with sole voting and dispositive power, (iii) Bank beneficially owns 47,050 of these shares with sole voting and dispositive power and (iv) Securities beneficially owns 5,900 of these shares with sole voting and dispositive power.

Directors and Executive Officers

Name of Beneficial Owner	Shares of Common Stock Beneficially Owned(1)(2)(3)(4)		Percentage of Common Stock Outstanding
William E. Fisher	209,512		*
George F. Haddix	660,824	(5)	1.23%
Neal C. Hansen	2,327,848	(6)	4.31%
Peter E. Kalan	114,786		*
Edward C. Nafus	281,916		*
Janice I. Obuchowski	56,752		*
John P. Pogge	233,059		*
Bernard W. Reznicek	63,834		*
Frank V. Sica	244,516		*
Donald V. Smith	25,334		*
All directors and executive officers as a group (10 persons)	4,218,381		7.75%

*
Less than 1% of the outstanding Common Stock.

(1)
Each person named has sole voting and investment power over the shares owned by him or her except as indicated in footnotes (5) and (6).

(2)
Includes 44,834, 195,900, 14,100, 160,120, 52,834, 44,664, 60,834, 52,834, 19,334 and 645,454 shares subject to currently exercisable options which are held by Dr. Haddix, Mr. Hansen, Mr. Kalan, Mr. Nafus, Ms. Obuchowski, Mr. Pogge, Mr. Reznicek, Mr. Sica and Mr. Smith and all directors and executive officers as a group, respectively.

(3)
Includes 25,000 shares subject to options held by each of Messrs. Fisher, Kalan, Nafus and Pogge and 100,000 shares subject to options held by all directors and executive officers as a group, which options are exercisable with respect to such shares within 60 days after January 31, 2004.

(4)
Includes restricted shares of Common Stock awarded under the 1996 Stock Incentive Plan of the Company. Each holder of restricted shares may vote such shares but may not sell, transfer or encumber such shares until they vest in accordance with the applicable restricted stock award agreement. Persons named in this table hold the following numbers of restricted shares as of January 31, 2004:

Name	Number of Restricted Shares
William E. Fisher	52,500
Neal C. Hansen	427,709
Peter E. Kalan	60,312
Edward C. Nafus	45,312
John P. Pogge	78,828
(5)
Includes 25,000 shares owned by a charitable organization of which Dr. Haddix is a trustee. Dr. Haddix disclaims beneficial ownership of such 25,000 shares, as to which he has shared voting and investment power.

(6)
Includes 435,000 shares owned by Hansen Partnership, Ltd., of which Mr. Hansen is General Partner, and 63,408 shares owned by Mr. Hansen's spouse. Mr. Hansen disclaims beneficial ownership of the shares owned by his spouse (as to which he has neither voting nor investment power) and, except to the extent of his pecuniary interest therein, the shares owned by Hansen Partnership, Ltd.

ELECTION OF DIRECTORS

        The Board is divided into three classes presently consisting of two Class I directors, two Class II directors and three Class III directors whose present terms continue until the annual meetings of stockholders of the Company to be held in 2004, 2005 and 2006, respectively, and until their respective successors are elected and qualified. John P. Pogge, who currently is a Class I director of the Company, is not a candidate for re-election at the Annual Meeting. At the Annual Meeting, the number of Class I directors will be reduced to one, and one Class I director will be elected at the Annual Meeting to serve for a three-year term expiring at the annual meeting of stockholders to be held in 2007.

        Unless the proxy is marked otherwise, the person acting under the accompanying proxy will vote to elect Janice I. Obuchowski as the Class I director. The proxy may not be voted for more than one director. If Ms. Obuchowski is unable to serve, then the person acting under the proxy may vote the proxy for the election of a substitute nominee. The Company does not presently contemplate that Ms. Obuchowski will be unable to serve.

        The following information relates to the Board's nominee for election at the Annual Meeting and to the other directors of the Company whose terms of office will continue after the Annual Meeting:

Nominee for Election as Class I Director With a Term Expiring in 2007:

Janice I. Obuchowski	Director since 1997

        Ms. Obuchowski, 52, was elected to the Board in November 1997. Ms. Obuchowski has been President of Freedom Technologies, Inc., a provider of telecommunications research and consulting services, since 1992. From February through August 2003, Ms. Obuchowski also served as the United States Ambassador and head of the United States delegation to the 2003 World Radiocommunication Conference in Geneva, Switzerland. Ms. Obuchowski served as Assistant Secretary for Communications and Information for the Department of Commerce and as Administrator for the National Telecommunications and Information Administration during the presidential administration of George H.W. Bush. Ms. Obuchowski also is a director of Orbital Sciences Corporation and Stratos Global Corporation.

Class II Directors With Terms Expiring in 2005:

Bernard W. Reznicek	Director since 1997

        Mr. Reznicek, 67, was elected to the Board in January 1997. Mr. Reznicek served as National Director, Special Markets, for Central States Indemnity Company of Omaha, a Berkshire Hathaway insurance company, from January 1997 until January 2003. Mr. Reznicek currently is a consultant and private investor. Mr. Reznicek was Dean of the College of Business Administration at Creighton University from April 1994 to December 1996. Previously, Mr. Reznicek was Chairman (1992-94) and Chief Executive Officer (1990-94) of Boston Edison Company, an electric utility company. Mr. Reznicek also is a director of Pulte Homes, Inc.

Donald V. Smith	Director since 2002

        Mr. Smith, 61, was elected to the Board in January 2002. Mr. Smith presently serves as Senior Managing Director of Houlihan Lokey Howard & Zukin, Inc., an international investment banking firm with whom he has been associated since 1988. He currently is in charge of the firm's New York office and also is a director of the firm. From 1978 to 1988, Mr. Smith was employed by Morgan Stanley & Co. Incorporated, where he headed the valuation and reorganization services within that firm's corporate finance group.

Class III Directors With Terms Expiring in 2006:

George F. Haddix, Ph.D.	Director since 1994

        Dr. Haddix, 65, is a co-founder of the Company and was the President and Chief Technical Officer of the Company from its formation in 1994 until September 1997. He has served as a director of the Company since its formation in 1994. Dr. Haddix currently is a private investor and also serves as chief executive officer of PKW Holdings, Inc., a privately owned software company. Subsequent to his retirement as an employee of the Company at the end of 1997, Dr. Haddix served until December 1999 as a consultant to the Company with respect to its technical management and administration. From 1991 until co-founding the Company, Dr. Haddix was a private investor. From 1989 to 1991, Dr. Haddix was a General Partner in Hansen, Haddix and Associates, a partnership which provided advisory management services to suppliers of software products and services. From 1987 to 1988, Dr. Haddix served as President and Chief Executive Officer of US WEST Network Systems, Inc. Dr. Haddix received a Ph.D. in mathematics from Iowa State University in 1968 and has served on the faculties of three universities. Dr. Haddix also is a director of infoUSA Inc.

Neal C. Hansen	Director since 1994

        Mr. Hansen, 63, is a co-founder of the Company and has been Chairman of the Board, Chief Executive Officer and a director of the Company since its formation in 1994. From 1991 until co-founding the Company, Mr. Hansen served as a consultant to several software companies, including First Data Corporation ("FDC"). From 1989 to 1991, Mr. Hansen was a General Partner in Hansen, Haddix and Associates, a partnership which provided advisory management services to suppliers of software products and services. From 1983 to 1989, Mr. Hansen was Chairman and Chief Executive Officer of US WEST Applied Communications, Inc. and President of US WEST Data Systems Group. From 1971 to 1983, Mr. Hansen served in a variety of executive positions with FDC and in 1982 was responsible for the development of FDC's cable television processing division, which was acquired by the Company in 1994.

Frank V. Sica	Director since 1994

        Mr. Sica, 53, has served as a director of the Company since its formation in 1994. Mr. Sica currently serves as a Senior Advisor to Soros Fund Management LLC and from May 1998 to December 31, 2003, was a Managing Director of such company. He was a Managing Director of Morgan Stanley & Co. Incorporated from 1988 to March 1998. Mr. Sica also is a director of Kohl's Corporation, Emmis Communications Corporation and JetBlue Airways Corporation.

Other Board Information

        There are no family relationships between any of the directors or executive officers of the Company. There are no arrangements between any director, nominee or executive officer of the Company and any other person pursuant to which such director, nominee or executive officer was selected for such position.

        The Board has determined that Messrs. Haddix, Reznicek, Sica and Smith and Ms. Obuchowski, who are all of the present non-employee directors of the Company, are "independent directors" as defined in the applicable rule of the National Association of Securities Dealers, Inc. (the "NASD").

        During 2003, the Board held six meetings and on three other occasions acted by unanimous written consent. During 2003, all directors of the Company attended at least 75% of the aggregate number of meetings of the Board and of the committees on which they serve.

        The Board has established a process for stockholders of the Company to send communications to the Board or to a specified individual member of the Board. Such communications should be in writing and sent to the Board or such individual director in care of the Secretary of the Company at the address shown on the first page of this Proxy Statement. Depending upon the subject matter of the communication, the Secretary of the Company will either (i) forward the communication to all of the members of the Board or to the individual member of the Board to whom the communication is addressed, (ii) forward a communication relating to accounting, internal accounting controls or auditing matters to the chair of the Audit Committee of the Board, (iii) attempt to respond directly to an inquiry or request involving publicly available information about the corporation or its stock or (iv) not forward the communication if it is primarily commercial in nature or relates to an improper or irrelevant topic. The Secretary of the Company will maintain a log of all communications addressed to the Board or an individual member of the Board which are not forwarded in accordance with this policy; directors of the Company may review such log at any time and request copies of any of such communications.

        Historically, very few stockholders of the Company have attended the Company's annual meetings of stockholders. Accordingly, the Company's policy is that employee directors of the Company are expected to attend annual meetings of stockholders of the Company if their schedules permit and that non-employee members of the Board are not expected to attend annual meetings of stockholders but may do if they so desire. One of the Company's directors, Mr. Hansen, attended the 2003 annual meeting of stockholders; the schedule of John P. Pogge, a current director of the Company, did not permit him to attend.

Audit Committee

        The Board has a standing Audit Committee, presently composed of Ms. Obuchowski and Messrs. Haddix and Reznicek (Chair). The Committee's purpose, as currently set forth in its charter, is to oversee the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company. In November 2003, upon the recommendation of the Audit Committee, the Board adopted a revised Audit Committee Charter, which appears as Appendix I to this Proxy Statement and sets forth in detail the responsibilities of the Audit Committee, including the appointment of the Company's independent auditors. The Audit Committee Charter also is available on the Company's web site under Investor Relations, Corporate Governance, at http://www.csgsystems.com. Information on the Company's web site is not incorporated by reference in this Proxy Statement. As required by the Audit Committee Charter, all of the members of the Audit Committee are "independent directors" as defined in the applicable NASD rule and also satisfy the other requirements of the NASD rule applicable to audit committee members. The Board has determined that Messrs. Haddix and Reznicek are "audit committee financial experts" as defined by the SEC. The Audit Committee held six meetings during 2003.

Compensation Committee

        The Board has a standing Compensation Committee, presently composed of Messrs. Reznicek, Sica (Chair) and Smith. The Compensation Committee Charter provides, among other things, that the Committee is to review and recommend to the Board the Company's senior management compensation and benefits policies generally, evaluate the performance of the Company's executive officers and review and recommend to the Board the compensation of the Company's executive officers. The Compensation Committee also is responsible for the administration of and the granting of stock options and other awards under the Company's 1995 Incentive Stock Plan, 1996 Stock Incentive Plan and 2001 Stock Incentive Plan. The Compensation Committee Charter is available on the Company's web site under Investor Relations, Corporate Governance, at http://www.csgsystems.com. Information on the Company's web site is not incorporated by reference in this Proxy Statement. As required by the Compensation Committee Charter, all of the members of the Committee are "independent directors" as defined in the applicable NASD rule and also are "outside directors" for purposes of Section 162(m) of the Internal Revenue Code of 1986. The Compensation Committee held seven meetings during 2003 and on three other occasions acted by unanimous written consent.

Nominating and Corporate and Governance Committee

        The Board has a standing Nominating and Corporate Governance Committee, presently composed of Ms. Obuchowski (Chair) and Messrs. Haddix and Reznicek. The Nominating and Corporate Governance Committee Charter provides, among other things, that the Committee is to identify individuals qualified to become Board members, recommend to the Board nominees for election as directors, recommend directors for appointment to Board committees, evaluate the Board's performance, review and recommend to the Board the compensation of the Company's directors and develop and recommend to the Board the Company's Corporate Governance Guidelines and Code of Business Conduct and Ethics. The Nominating and Corporate Governance Committee Charter is available on the Company's web site under Investor Relations, Corporate Governance, at http://www.csgsystems.com. Information on the Company's web site is not incorporated by reference in this Proxy Statement. As required by the Nominating and Corporate Governance Committee Charter, all of the members of the Committee are "independent directors" as defined in the applicable NASD rule. The Nominating and Corporate Governance Committee held four meetings during 2003.

        In recommending to the Board nominees for election as directors, the Nominating and Corporate Governance Committee reviews the present composition of the Board to determine the qualities, skills and areas of expertise (including but not limited to financial and accounting expertise) needed to enable the Board and its committees to properly discharge their responsibilities. The Committee considers it necessary for the Board to have at least one of its independent members qualify as an "audit committee financial expert" and takes that requirement into account in making its recommendations to the Board. While the Committee has not established other specific minimum requirements for service on the Board, when assessing and determining a candidate's qualifications, the Committee considers among other things the number and type of other boards on which the candidate serves; other business and professional commitments of the candidate and potential conflicts of interest; the ability and willingness of a candidate to devote the required amount of time to the candidate's responsibilities as a Board member and as a member of one or more committees of the Board; the age, background, reputation, independence, experience, skills and judgment of the candidate; and the diversity of the Board's membership. Directors, while relying on the honesty and integrity of the Company's senior management and its outside advisors and auditors, are expected to exercise their best business judgment when acting on behalf of the Company and its stockholders and to adhere to the applicable provisions of the Company's Code of Business Conduct and Ethics.

        The Committee will consider qualified nominees for election as directors recommended by the Company's stockholders. A stockholder who wishes to recommend a nominee for consideration by the Committee should submit the recommendation in writing to the Secretary of the Company at the address shown on the first page of this Proxy Statement, indicating the proposed nominee's qualifications and other relevant biographical information and providing written confirmation of the proposed nominee's consent to serve as a director if nominated and elected. The Secretary of the

Company will forward legitimate recommendations from stockholders to the chair of the Committee for further review and consideration. The bylaws of the Company provide that stockholder nominations of persons for election to the Board (as distinguished from recommendations to the Committee) are subject to certain advance notice and informational requirements; stockholders may obtain a copy of the relevant bylaw provisions from the Secretary of the Company at the address shown on the first page of this Proxy Statement.

        Upon the recommendation of the Nominating and Corporate Governance Committee, the Board has adopted a Code of Business Conduct and Ethics applicable to all of the directors, officers and employees of the Company and its subsidiaries. The Company's Code of Business Conduct and Ethics and the Company's Corporate Governance Guidelines are available on the Company's web site under Investor Relations, Corporate Governance, at http://www.csgsystems.com. Information on the Company's web site is not incorporated by reference in this Proxy Statement.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers (as defined in the applicable regulations) and directors, and persons who beneficially own more than 10% of a class of the Company's equity securities registered under such Act, to file certain reports of ownership and changes of ownership of the Company's equity securities with the SEC. Officers, directors and more than 10% stockholders are required by SEC regulation to furnish to the Company copies of all Section 16(a) forms which they file.

        Based solely on its review of the copies of such forms submitted to it, or written representations from certain reporting persons that no Form 5 was required for those persons, the Company believes that all filing requirements applicable to its officers and directors were complied with for the year ended December 31, 2003, except that in February 2003 Mr. Reznicek filed a Form 4 report one week late with respect to his receipt of an option grant from the Company under the Company's Stock Option Plan for Non-Employee Directors.

Compensation of Directors

        Until March 31, 2003, each non-employee director of the Company was entitled to receive $2,500 for each meeting of the Board attended in person, $500 for each meeting of the Board attended by conference telephone call or its equivalent and $500 for each meeting of a committee of the Board attended in person or by conference telephone call or its equivalent.

        Effective April 1, 2003, each non-employee director of the Company is entitled to receive an annual retainer fee of $30,000 payable in quarterly installments, a meeting attendance fee of $1,000 for attendance at a meeting of the Board and a meeting attendance fee of $750 for attendance at a meeting of a committee of the Board. Each chairperson of a committee of the Board also is entitled to receive an annual retainer fee of $8,000 payable in quarterly installments.

        A director who is an officer or employee of the Company does not receive additional compensation for serving as a director or committee member.

        The Company has a Stock Option Plan for Non-Employee Directors (the "Directors Plan") which was approved by the stockholders of the Company in 1997. Historically, the Company granted options to purchase Common Stock under the Directors Plan on a cycle approximately coinciding with a non-employee director's initial election to the Board and the three-year anniversaries of such election. On May 12, 2003, the Company modified such practice by providing for a single three-year grant cycle for all non-employee directors approximately coinciding with the annual meeting of the Company's stockholders held every third year. To initially place all of the present non-employee directors on such new three-year cycle, the Company granted options to such directors based upon the months elapsed since a director had received his or her most recent three-year grant; such May 2003 option grants were as follows:

George F. Haddix	24,000 shares
Janice I. Obuchowski	20,000 shares
Bernard W. Reznicek	2,700 shares
Frank V. Sica	18,700 shares
Donald V. Smith	10,700 shares.

Such options have an exercise price of $12.20 per share, which was the closing price of the Common Stock on the grant date, and become exercisable in varying installments on May 12, 2004, 2005 and 2006 depending upon the exercise schedule of the most recent previous three-year option grant to the particular director. The options will expire ten years after the grant date if not sooner exercised. If an optionee ceases to be a member of the Board before fully exercising his or her option, then various provisions of the applicable option agreement govern the continuing exercisability of the option. The option agreements provide for the acceleration of the exercisability of the options upon the occurrence of certain "change of control" events specified in the option agreements and contain a related tax "gross-up" provision.

        On January 30, 2003, based on the then existing individual three-year grant cycle, the Company granted Mr. Reznicek an option under the Directors Plan covering 24,000 shares of Common Stock with an exercise price of $10.48 per share. Such option became or will become exercisable in three equal installments on January 30, 2004, 2005 and 2006 and has the other exercisability provisions referred to in the preceding paragraph, except that at the time of its grant such option did not provide for acceleration of its exercisability upon a change of control of the Company.

        In May 2003 the Company amended all then outstanding stock option agreements with its non-employee directors relating to options which were not then fully exercisable and did not already contain a change-of-control acceleration provision so as to add such a provision and a related tax "gross-up" provision to such agreements.

EXECUTIVE COMPENSATION

Compensation of Executive Officers

        The following table sets forth information with respect to the compensation paid by the Company to its chief executive officer and to each of its other four most highly compensated executive officers for services rendered during 2003.

Summary Compensation Table

	Annual Compensation				Long-Term Compensation Awards
Name and Principal Position During 2003	Year	Salary($)	Bonus(1)($)	Other Annual Compensation(2)($)	Restricted Stock(3)($)	Stock Options(#)	All Other Compensation(4)($)
Neal C. Hansen, Chairman of the Board and Chief Executive Officer	2003 2002 2001	750,000 750,000 650,000	— 525,000 422,500	136,371 127,227 167,257	6,552,000 1,306,800 —	— 370,000 480,000	6,000 15,500 13,600
John P. Pogge, President and Chief Operating Officer	2003 2002 2001	425,000 425,000 400,000	— 208,250 240,000	5,775 85,053 16,863	— 1,248,636 —	100,000 40,000 87,500	11,000 21,750 19,850
Edward C. Nafus, Executive Vice President and President of Broadband Services Division	2003 2002 2001	375,000 375,000 335,000	150,000 170,625 184,250	3,139 3,757 3,894	— 717,742 —	100,000 37,500 72,500	12,250 18,731 11,050
William E. Fisher(5), Executive Vice President and President of Global Software Services Division	2003 2002 2001	375,000 375,000 335,000	— 170,625 53,600	3,139 341,676 —	— 831,600 —	100,000 110,000 150,000	12,250 6,250 —
Peter E. Kalan, Executive Vice President and Chief Financial Officer	2003 2002 2001	350,000 315,000 225,000	150,000 159,250 112,500	5,609 7,156 13,315	— 986,542 —	100,000 40,000 70,000	11,249 21,449 15,353

(1)
Bonuses are annual performance bonuses paid to the executive officers pursuant to the Company's Performance Bonus Plan for a particular year. Such bonuses are based upon the level of achievement of pre-established Company financial objectives and individual performance objectives and are subject to Board approval. The bonus earned for each year is payable in the first quarter of the subsequent year.

(2)
The amounts shown include (i) for each year, reimbursements to each named executive officer for income taxes on perquisites and other personal benefits and on the tax reimbursement amounts, (ii) for 2003, perquisite and other personal benefits of $81,616 received by Mr. Hansen, including $62,002 for financial and tax planning and tax preparation services, (iii) for 2002, (a) perquisites and other personal benefits of $75,851 received by Mr. Hansen, including $37,610 for financial and tax planning and tax preparation services and $21,349 for personal use of the Company's aircraft, (b) perquisites and other personal benefits of $53,334 received by Mr. Pogge, including $34,136 for financial and tax planning and tax preparation services and (c) perquisites and other personal benefits of $200,316 received by Mr. Fisher, including $194,448 for relocation expenses, and (iv) for 2001, perquisites and other personal benefits of $104,571 received by Mr. Hansen, including $64,619 for financial and tax planning and tax return preparation services. With respect to Mr. Pogge during 2001 and 2003, Mr. Fisher during 2001 and 2003 and Messrs. Nafus and Kalan for all years, the aggregate amount of perquisites and other personal benefits received did not exceed the lesser of $50,000 or 10% of the total amount of annual salary and bonus reported for such individual and has been excluded from this Table.

(3)
The dollar values of the restricted stock awards shown in this Table are based upon the closing market prices of the Common Stock on the dates of the award grants. The number of restricted shares held by the named executive officers on December 31, 2003, and the value of such shares on such date (based upon the $12.49 closing price of the Common Stock) are as follows:

Executive Officer	Number of Restricted Shares	Value
Neal C. Hansen	480,000	$5,995,200
John P. Pogge	78,828	984,562
Edward C. Nafus	45,312	565,947
William E. Fisher	52,500	655,725
Peter E. Kalan	60,312	753,297

On August 30, 2002, Mr. Hansen surrendered for cancellation certain stock options previously granted to him under the 1996 Stock Incentive Plan of the Company covering an aggregate of 1,390,000 shares. In exchange for such surrender, on such date the Company granted to Mr. Hansen a restricted stock award under such Plan covering 110,000 shares of Common Stock and on January 2, 2003, granted to Mr. Hansen a further restricted stock award under such Plan covering 270,833 shares of Common Stock. The 110,000 restricted shares awarded to Mr. Hansen in August 2002 vested on August 30, 2003, and the 270,833 restricted shares awarded to Mr. Hansen in January 2003 will vest in three approximately equal installments on January 2, 2005, 2006 and 2007. In addition to the 270,833 shares of restricted stock referred to above, on January 2, 2003, the Company granted to Mr. Hansen a separate restricted stock award under such Plan covering 209,167 shares of Common Stock in recognition of his prior and anticipated future services to the Company; 25% of such 209,167 shares vested or will vest on each of January 2, 2004, 2005, 2006, and 2007. On August 30, 2002, the Company granted restricted stock awards covering 105,104, 60,416, 70,000 and 50,416 shares of Common Stock to Messrs. Pogge, Nafus, Fisher and Kalan, respectively; 25% of such restricted shares vested or will vest on each of August 30, 2003, 2004, 2005 and 2006. On August 22, 2002, the Company granted a separate restricted stock award covering 30,000 shares of Common Stock to Mr. Kalan; 7,500 of such restricted shares vested or will vest on each of August 22, 2003, 2004, 2005 and 2006. In each case, vesting of the restricted shares is subject to the continuous employment of the particular executive officer by the Company until the specified vesting date. However, all of the restricted shares shown in the table in this footnote are subject to accelerated vesting upon the death of the particular executive officer while employed by the Company, the termination of the particular executive officer's employment by the Company as a result of certain disabilities or after he has reached the age of 65 years or the occurrence of certain "change of control" events specified in the award agreements. The Company has never paid any dividends on its Common Stock and has no plans to do so at this time.

(4)
All Other Compensation for 2003 for Mr. Hansen consists of employer contributions to the CSG Incentive Savings Plan (a 401(k) plan). All Other Compensation for 2003 for Messrs. Pogge, Nafus, Fisher and Kalan consists of employer contributions to the CSG Incentive Savings Plan (Pogge—$6,000, Nafus—$6,000 and Kalan—$6,000) and employer credits to the CSG Systems, Inc. Wealth

  Accumulation Plan (Pogge—$5,000, Nafus—$6,250, Fisher—$6,250 and Kalan—$5,249). The CSG Systems, Inc. Wealth Accumulation Plan is an unfunded deferred compensation plan which provides for elective salary and incentive compensation deferrals by participants; CSG Systems, Inc., a subsidiary of the Company, matches a participant's deferral up to 25% thereof, with a maximum annual credit of $6,250 per participant.

(5)
Mr. Fisher joined the Company and became an executive officer of the Company in September 2001. Mr. Fisher's salary for 2001 is shown on an annualized basis.

Option Grants in 2003

        The following table sets forth stock options granted by the Company to the named executive officers during 2003.

Individual Grants

Name	Options Granted on Common Stock(1)(#)	% of Total Options Granted to Employees in 2003(%)	Exercise Price per Share(2) ($/share)	Expiration Date	Grant Date Present Value(3)($)
Neal C. Hansen	—	—	—	—	—
John P. Pogge	100,000	19.46	9.11	3/5/13	483,080
Edward C. Nafus	100,000	19.46	9.11	3/5/13	483,080
William E. Fisher	100,000	19.46	9.11	3/5/13	483,080
Peter E. Kalan	100,000	19.46	9.11	3/5/13	483,080

(1)
All of these options were granted in March 2003 pursuant to the Company's 1996 Stock Incentive Plan. Each option is exercisable as to 25% of the shares covered by such option on each of the first four anniversaries of the grant date, with acceleration of the exercisability upon the occurrence of certain specified "change of control" events.

(2)
The exercise price is the closing market price on the date the option was granted.

(3)
Grant date present value was determined using a modified Black-Scholes option pricing model. The estimated value under the model is based on several assumptions, including an expected volatility factor of 60%, a weighted-average risk-free rate of return of 2.61%, no dividend yield and an expected option life of five years, and may not be indicative of actual value.

Aggregated 2003 Option Exercises and 2003 Year-End Option Values

        The following table sets forth certain information regarding the exercise of stock options during 2003 by the named executive officers and the number and value of their unexercised stock options at December 31, 2003.

			Number of Unexercised Options at December 31, 2003		Value of Unexercised In-the-Money Options at December 31, 2003(1)
	Shares Acquired On Exercise(#)
Name		Value Realized($)
			Exercisable(#)	Unexercisable(#)	Exercisable($)	Unexercisable($)
Neal C. Hansen	—	—	195,900	—	324,810	—
John P. Pogge	—	—	44,664	100,000	62,874	338,000
Edward C. Nafus	—	—	160,120	100,000	—	338,000
William E. Fisher	—	—	—	100,000	—	338,000
Peter E. Kalan	—	—	14,100	100,000	23,541	338,000

(1)
"In-the-Money Options" are options outstanding at the end of 2003 for which the fair market value of the Common Stock at the end of 2003 (closing price of $12.49 per share on December 31, 2003) exceeded the exercise price of the options.

Employment Agreements

Mr. Hansen

        Mr. Hansen currently is employed by the Company pursuant to an employment agreement entered into in November 1998 and amended on four occasions thereafter (the "Agreement"). The initial term of the Agreement was from November 17, 1998, through December 31, 2001. On December 31 of each year during its term, the term of the Agreement automatically is extended by one year unless, not later than one year prior to a particular December 31, either the Company or Mr. Hansen notifies the other that such extension shall not occur, in which case the Agreement will terminate at the end of its then remaining term. The current expiration date of the Agreement is December 31, 2006.

        The Agreement provides for Mr. Hansen to receive an annual base salary of not less than $400,000 (with annual Consumer Price Index ("CPI") adjustments). Mr. Hansen also has the opportunity under the Agreement to earn an annual incentive bonus of not less than 65% of his base salary if the objectives established annually by the Board are fully achieved. The Agreement also provides certain group insurance coverages, paid vacations and holidays, an automobile allowance, certain expenses of club membership, the right to personal use of the Company's aircraft and various other benefits to Mr. Hansen, including but not limited to certain income tax "gross-up" payments in connection with such aircraft usage.

        Mr. Hansen's employment will terminate upon his death, and the Company may terminate Mr. Hansen's employment in the event of his disability for a continuous period of more than six months or for more than 180 days in the aggregate during any 12-month period. The Company also may terminate Mr. Hansen's employment for "cause", as defined in the Agreement. In the cases of death or disability, Mr. Hansen (or his estate) would be entitled to receive his base salary through the employment termination date and a pro rata portion of his annual incentive bonus for the year in which his employment terminates. In the case of termination for cause, Mr. Hansen is not entitled to receive any portion of his incentive bonus for the year in which his employment terminates.

        If the Company terminates Mr. Hansen's employment without cause prior to a change of control of the Company, then Mr. Hansen is entitled to continue to receive his base salary for the remaining term of the Agreement (less compensation received from other employment), his full incentive bonus for the year in which his employment terminates (payable at the regularly scheduled time and to be no less than his incentive bonus for the preceding calendar year) and an additional amount equal to 195% of his base salary in effect at the time of the employment termination (the latter amount being payable 50% one year after the termination and 50% two years after the termination). If the Company terminates Mr. Hansen's employment without cause after a change of control of the Company, then he is entitled to receive the amounts referred to in the preceding sentence, but the payment times generally are accelerated to 30 days after the effective date of the employment termination. "Change of Control" is defined in the Agreement and includes among other events various types of mergers, dissolutions or changes in ownership of the Company or its principal operating subsidiary, certain acquisitions of significant amounts of the voting stock of the Company and certain changes in the composition of the Board.

        If the Company or a permitted successor to the Company materially alters Mr. Hansen's duties and responsibilities under the Agreement or assigns to Mr. Hansen duties and responsibilities inappropriate to the chief executive officer of the Company without Mr. Hansen's consent, then Mr. Hansen may resign from his offices and positions with the Company (without further obligation to perform any services) and will be entitled to receive the compensation described in the applicable sentence of the preceding paragraph, depending upon whether such event occurs before or after a change of control of the Company.

        If any payments made to Mr. Hansen under the preceding two paragraphs cause Mr. Hansen to be subject to excise taxes on "excess parachute payments" under the Internal Revenue Code, then the Company is obligated to reimburse Mr. Hansen for such excise taxes and for any additional income, excise or other taxes which he incurs as a result of such reimbursements.

        If Mr. Hansen voluntarily resigns prior to the expiration of the Agreement, he is entitled to receive only his base salary through the employment termination date (unless such date is December 31, in which case he also is entitled to receive his incentive bonus for the year of termination.)

        The Agreement also contains provisions which prohibit Mr. Hansen from competing with the Company or soliciting the Company's employees for a period of one year after the termination of his employment for any reason.

        The Agreement provides that if Mr. Hansen remains in the employ of the Company until the earlier of his reaching the age of 65 years or the termination of his employment with the Company after the occurrence of a change of control of the Company or under certain other specified circumstances, then, for a period of 10 years after the termination of Mr. Hansen's employment with the Company, he agrees to serve as a consultant to the Board and chief executive officer of the Company with respect to the strategic planning and business development activities of the Company and to provide up to 20 hours of service per month to the Company in such capacity upon the request of the Company. In consideration of his agreement to provide such consulting services, during the 10-year period referred to above (i) Mr. Hansen and other persons designated by him will be entitled to reasonable personal use of the Company's aircraft (or an equivalent charter aircraft if a Company aircraft is not available) for up to 40,000 miles of air travel per year and (ii) the Company will provide a private office and certain related services and facilities to Mr. Hansen at a location other than the Company's offices, with a maximum annual cost of $40,000 (adjusted annually for CPI increases). If Mr. Hansen is required to pay any income taxes by reason of such aircraft usage or office and related services and facilities, then the Company is required to reimburse him for such income taxes and for any additional income taxes arising from the tax reimbursements.

Mr. Pogge

        In November 1998 the Company entered into an employment agreement with Mr. Pogge, which generally is similar to Mr. Hansen's agreement, except that Mr. Pogge's minimum annual base salary is $290,000 (with CPI adjustments), his annual incentive bonus target is not less than 60% of his base salary and his additional payment in the event of termination without cause is an amount equal to 180% of his base salary, and the agreement does not provide for personal use of the Company's aircraft or for post-termination consulting services by Mr. Pogge. The current expiration date of Mr. Pogge's agreement is December 31, 2006.

Messrs. Nafus, Fisher and Kalan

        In November 1998, September 2001 and January 2001, the Company entered into employment agreements with Messrs. Nafus, Fisher and Kalan, respectively. The agreements currently cover the period from January 1, 2004, through December 31, 2005, and provide for automatic one-year extensions (similar to Mr. Hansen's). Mr. Nafus' agreement provides for a minimum annual base salary of $262,500 (with CPI adjustments), an annual incentive bonus target of not less than 55% of his base salary and various group insurance coverages. Mr. Fisher's agreement provides for a minimum annual base salary of $335,000 (with CPI adjustments), an annual incentive bonus target of not less than 55% of his base salary and various group insurance coverages. Mr. Kalan's agreement provides for a minimum annual base salary of $225,000 (with CPI adjustments), an annual incentive bonus target of not less than 50% of his base salary and various group insurance coverages. The provisions of these agreements in the cases of termination for death, disability or cause are the same as in Mr. Hansen's agreement. If the Company terminates the employment of Mr. Nafus, Mr. Fisher or Mr. Kalan without cause prior to a change of control of the Company, then the Company must continue to pay such person's base salary for one year after the termination (less compensation received from another employer) and also must pay such person's annual incentive bonus for the year of termination (payable at the regularly scheduled time and to be not less than such person's incentive bonus for the preceding calendar year) and an additional amount equal to 55% (in the case of Mr. Nafus and Mr. Fisher) or 50% (in the case of Mr. Kalan) of such person's base salary (payable one year after the termination). If the termination without cause occurs after a change of control, then the Company must pay (within 30 days after the termination) the person's base salary for two years after the termination, the annual incentive bonus for the year of termination and an additional amount equal to 110% (in the case of Mr. Nafus and Mr. Fisher) or 100% (in the case of Mr. Kalan) of such person's base salary. The provisions of these agreements relating to a constructive termination require that the employee give notice to the Company of a claimed constructive termination, and the Company then has an opportunity to take appropriate actions to remove the basis for such claim.

        Each of the Company's executive officers waived the annual CPI adjustment to his base salary for 2003 and also has waived such adjustment for 2004.

REPORT OF THE COMPENSATION COMMITTEE
ON EXECUTIVE COMPENSATION

        The Compensation Committee of the Board of Directors (the "Committee"), consisting entirely of independent non-employee directors, reviews and recommends to the Board senior management compensation and benefits policies generally, evaluates the performance of the Company's executive officers and reviews and recommends to the Board the compensation of the Company's executive officers. The Committee currently is composed of Messrs. Reznicek, Sica (Chairman) and Smith.

Compensation Philosophy

        The Company's senior management compensation program is premised on the belief that the interests of the Company's executives should be closely aligned with those of the Company's stockholders and is designed to attract, retain, motivate and appropriately reward individuals who are responsible for both short-term and long-term profitability and growth of the Company. Based on this philosophy, a significant portion of each executive's total compensation is placed at-risk and linked to the accomplishment of specific Company and individual financial, strategic and other performance objectives, as well as to potential appreciation in the value of the Common Stock.

Compensation Program

        Periodically we review the Company's overall senior management compensation and benefits policies. Such reviews include consideration of compensation programs adopted by competing companies and by other employers likely to recruit executives with skill sets similar to those which the Company regularly seeks. In connection with such reviews, we have utilized an independent compensation consulting firm to prepare a comprehensive formal assessment of the competitiveness of the Company's senior management compensation program and to compare the several components of the Company's senior management compensation program with those of other publicly owned technology companies. We also utilized an independent compensation consulting firm in connection with particular compensation programs that were implemented for the Company's senior management, including executive officers, in 2002 and 2003.

        We annually review and recommend to the Board the compensation of the executive officers of the Company, including the Chief Executive Officer, each of whose compensation is presented in detail earlier in this Proxy Statement.

        The key elements of the Company's compensation program for its executive officers consist of annual base salaries, performance bonuses, stock options and restricted stock. Our approach to each of these elements, including the basis for the compensation paid to Mr. Hansen, are discussed below.

Annual Base Salaries

        We initially have determined annual base salaries for executive officers by evaluating the responsibilities of the position, the experience and knowledge of the individual and the scope and complexity of the executive's position relative to other senior management positions both internally and at a select group of other companies. We have based our external comparison on the results of reports prepared by the Company's independent compensation consulting firm, and we take into consideration the compensation practices and programs of other companies which are likely to compete with the Company for the services of senior executive management personnel.

        We determine annual base salary adjustments by evaluating both the position and the performance of each executive officer, taking into account any year-to-year changes in responsibilities and other relevant factors. Individual performance evaluations are based in part upon the executive's achievement of specific individual objectives as well as upon the executive's performance of his overall responsibilities. We also take into account CPI changes, although these have not been a significant consideration in recent years; and each of the Company's executive officers waived the annual CPI adjustment to his base salary for 2003.

        In recommending the base salary paid to Mr. Hansen in 2003, we focused our attention primarily on the Company's financial and operational performance in 2002 and our assessment of Mr. Hansen's individual performance. Mr. Hansen waived the annual CPI adjustment to his base salary for 2003; and we recommended that Mr. Hansen's $750,000 base salary for 2002 remain in effect for 2003.

Performance Bonuses

        The Company maintains an annual Performance Bonus Plan (the "Bonus Plan"), which provides for the potential payment of performance bonuses to most of the management employees of the Company who do not receive sales commissions. Executive officers of the Company participate in the Bonus Plan, which is a pay-for-performance plan designed to compensate participants for achieving certain objectives established in the context of the Company's annual financial plan.

        Annually, at the beginning of each year, we review and recommend to the Board targeted levels and minimum threshold levels of Company performance with respect to key financial objectives affecting the executive officers' performance bonuses. For executive officers of the Company, the performance bonus objectives are based primarily upon revenue and earnings of the Company but also take into account their respective areas of responsibility and individual performances. The Company pays performance bonuses during the first calendar quarter after the year in which they are earned.

        The Company's 2003 revenue and earnings, as well as its operations and financial position, were materially and adversely affected by the decision rendered in an arbitration proceeding relating to the Company's Master Subscriber Agreement with a subsidiary of Comcast Corporation. Such decision resulted in a significant damage award against the Company, as well as a substantial reduction in the Company's revenues for 2003 and subsequent years, and necessitated a major restructuring of the Company's business. Because of such results, we recommended that no performance bonus be paid to Messrs. Hansen and Pogge for 2003. Our recommendations with respect to 2003 performance bonuses for the other executive officers of the Company were based upon their individual performances and the performances of the business units or corporate functions for which they were responsible; such bonuses, if any, are reflected in the Summary Compensation Table appearing earlier in this Proxy Statement.

Stock Options and Restricted Stock

        A further component of executive officers' compensation is the Company's 1996 Stock Incentive Plan. We are responsible for the administration of such plan and the granting of stock options and other awards under such plan to executive officers and other employees of the Company. In March 2003 we granted options to purchase shares of Common Stock to the Company's executive officers other than Mr. Hansen. Certain details of such option grants are set forth in the table above under "Option Grants in 2003". We made no stock option grants to Mr. Hansen during 2003.

        During August 2002, Mr. Hansen surrendered for cancellation certain stock options previously granted to him under such 1996 Stock Incentive Plan covering a total of 1,390,000 shares. Under a program which we implemented at that time, Mr. Hansen would have been entitled to receive a restricted stock award of 380,833 shares of Common Stock in exchange for such cancelled stock options. However, because of a 480,000-share limit on awards to any one recipient under the Company's 1996 Stock Incentive Plan during a single calendar year and Mr. Hansen's receipt in January 2002 of a stock option grant covering 370,000 shares, we were able to grant Mr. Hansen a restricted stock award covering only 110,000 shares in August 2002. Mr. Hansen had advised us that he would be willing to surrender the options covering all of such 1,390,000 shares (including the 370,000 shares covered by the January 2002 grant) at the time of such August 2002 award with the informal understanding that at the beginning of 2003 the Compensation Committee of the Board would grant to him an additional restricted stock award covering 270,833 shares of Common Stock. With that understanding we made the grant to Mr. Hansen of 110,000 restricted shares in August 2002 and granted the remaining 270,833 restricted shares to him in January 2003. Additional details of such grants, including information with respect to the vesting of such restricted shares, appear in footnote (3) to the Summary Compensation Table appearing earlier in this Proxy Statement.

        As also noted in footnote (3) to such Summary Compensation Table, we made a separate restricted stock award of 209,167 shares to Mr. Hansen in January 2003 in recognition of his prior and anticipated future services to the Company.

        We made no restricted stock awards to the other executive officers of the Company during 2003.

Conclusion

        Through the programs described above, we have based significant portions of the Company's executive compensation directly upon individual and Company performance and upon the future value and potential price appreciation of the Company's stock. We presently intend to continue a policy linking executive compensation to Company performance and stockholder return.

Frank V. Sica, Chairman Bernard W. Reznicek Donald V. Smith
Compensation Committee of the Board of Directors

STOCK PRICE PERFORMANCE

        The following graph compares the cumulative total stockholder return on the Common Stock, the S&P 500 Index and the Company's Standard Industrial Classification ("SIC") Code Index: Computer Processing and Data Preparation and Processing Services during the indicated five-year period. The graph assumes that $100 (adjusted for a 2-for-1 stock split in 1999) was invested on December 31, 1998, in the Common Stock and in each of the two indexes and that all dividends, if any, were reinvested.

PROPOSAL TO INCREASE THE NUMBER OF SHARES
OF COMMON STOCK AVAILABLE FOR PURCHASE UNDER
THE COMPANY'S 1996 EMPLOYEE STOCK PURCHASE PLAN

Proposed Amendment

        At the Annual Meeting, the stockholders will be asked to approve an amendment (the "Amendment") to the Company's 1996 Employee Stock Purchase Plan (the "Plan"), as adopted by the Board on January 29, 2004, which will increase by 500,000 the number of shares of Common Stock available for purchase under the Plan.

        The purpose of the Plan is to provide eligible employees of the Company and its subsidiaries with a program for the regular purchase of Common Stock from the Company through periodic payroll deductions. The Plan gives participating employees a convenient and cost-effective means of acquiring a proprietary interest in the Company through the ownership of Common Stock acquired at a 15% discount from the market prices of the Common Stock at the times of the periodic purchases under the Plan.

        Approval of the Amendment will ensure that enough shares are available for purchase under the Plan to accomplish the purpose of the Plan for the next several years.

        The closing price of the Common Stock on the Nasdaq National Market System on March 30, 2004, was $17.04 per share.

Required Vote

        Approval of the Amendment requires the affirmative vote of the holders of a majority of the shares of Common Stock present or represented by proxy at the Annual Meeting and entitled to vote on the Amendment.

The Board Recommends a Vote
FOR Approval of the
Plan Amendment

Plan Activity

        The Plan originally authorized the sale of 458,043 shares of Common Stock (adjusted to reflect the effect of a 2-for-1 stock split in the form of a 100% stock dividend on March 5, 1999). As of December 31, 2003, a total of 382,108 shares of Common Stock had been purchased under the Plan by eligible employees, leaving 75,935 shares available for subsequent purchases. If the Amendment is approved, the number of shares available for purchase under the Plan will increase by 500,000. The average aggregate number of shares purchased each month during 2003 by all participants in the Plan was 10,833.

        Because (i) participation in the Plan is voluntary on the part of eligible employees, (ii) participants in their discretion may change the dollar amounts of their purchases from time to time and may cease to participate in the Plan at any time and (iii) the purchase prices under the Plan are based on the market value of the Common Stock at the times of the purchases, the Company is not able to state the number of shares of Common Stock that any participant in the Plan will purchase, the purchase prices for such shares or the dollar amount of the purchase price discount that any participant will receive.

Description and Administration of the Plan

        Full-time and part-time employees of the Company and its subsidiaries (other than temporary employees) are eligible to participate in the Plan on a voluntary basis. However, employees of the Company who have been designated by the Board as executive officers of the Company (currently the five persons named in the Summary Compensation Table appearing earlier in this Proxy Statement) or are otherwise subject to the provisions of Section 16(b) of the Securities Exchange Act of 1934 are not eligible to participate in the Plan.

        As of January 31, 2004, approximately 2,400 employees of the Company and its subsidiaries were eligible to participate in the Plan.

        The Plan provides eligible employees who elect to participate in the Plan the opportunity to purchase shares of Common Stock through periodic payroll deductions. If a Plan participant is paid on a biweekly schedule, for the purpose of Plan purchases the minimum payroll deduction is $10 and the maximum payroll deduction is $500 per pay period. Proportionate adjustments are made in such amounts for payroll periods other than biweekly. An employee may change the amount of his or her payroll deduction and may cease to participate in the Plan at any time. If an employee ceases to be eligible to participate in the Plan, then such employee may no longer participate in the Plan through payroll deductions.

        The Plan is administered on behalf of the Company by an independent agent. On the last business day of each calendar month, the Company notifies the agent of the aggregate amount withheld for each Plan participant during that month and instructs the transfer agent for the Common Stock to issue to the agent that number of full shares which is equal to the aggregate amount withheld for all Plan participants during such month divided by an amount equal to 85% of the last sale price of the Common Stock on the Nasdaq National Market System on the last trading day of such month. The agent then allocates such shares proportionately to the accounts of those participants in the Plan whose payroll deductions provided the funds for such month's purchase.

        Upon the request of a Plan participant, the agent will sell any or all of the shares then credited to such participant's Plan account and will remit the net proceeds of such sale to such participant.

        The Company bears the expenses of administering the Plan, but participants in the Plan bear any expenses which the agent incurs in selling shares held in their Plan accounts.

        Participants in the Plan have the right to vote the shares held for them in their Plan accounts.

        The Board may terminate the Plan as of the end of any calendar month and may amend the Plan at any time. If the Board changes the discount from the market price of the Common Stock at which shares are to be purchased under the Plan, then the Company will not implement such change until participants in the Plan have been notified of such change and given a reasonable opportunity to cease participation in the Plan.

        A copy of the Plan, including Section 1.5 of the Plan as proposed to be amended, appears as Appendix II to this Proxy Statement.

Tax Consequences

        The following paragraphs describe certain U.S. federal income tax consequences of the Plan. Different rules may apply to Plan participants who are not subject to U.S. federal income tax.

        To the extent required by applicable laws and regulations, the employer of a Plan participant will withhold from such participant's wages any taxes or other amounts required to be withheld by reason of the purchase of shares under the Plan at a price less than the current market price at the time of the purchase.

        As shares of Common Stock purchased under the Plan are allocated to the account of a Plan participant each month, the participant will include in his or her gross income the difference between the fair market value of the Common Stock so allocated and the payroll deductions elected by such participant for that month. Such difference (the "spread") will be taxable to the participant as current compensation income.

        When a Plan participant sells shares of Common Stock acquired under the Plan, the difference between the sale price of such shares and the participant's income tax basis in such shares will constitute long-term or short-term capital gain or loss, depending upon the sale price and the participant's holding period for the shares sold. A participant's income tax basis for shares acquired under the Plan generally will be the sum of the payroll deductions applied to the purchase of such shares and the amount of taxable income realized by the participant upon such purchase.

        A Plan participant's employer generally will be entitled to a federal income tax deduction in the same amount as the participant is required to recognize for federal income tax purposes (i.e., the spread) and at the same time as such recognition occurs (i.e., at the time the shares of Common Stock are acquired for the participant's account).

SHARES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

        The following table and footnotes provide information as of December 31, 2003, with respect to shares of Common Stock that may be issued under the Company's existing equity compensation plans.

Equity Compensation Plan Information

Plan category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights		(b) Weighted-average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	1,778,071	(2)	$18.66	5,496,907	(3)
Equity compensation plans not approved by security holders(4)	1,251,057		15.56	385,599

Total	3,029,128		$17.33	5,882,506

(1)
The securities referred to in the foregoing table are shares of Common Stock.

(2)
The Company's 1996 Employee Stock Purchase Plan contains no provisions for the issuance of shares of Common Stock upon the exercise of options, warrants or rights. This number excludes shares remaining available for future issuance under such Plan; see footnote (3) below.

(3)
Includes the 75,935 shares of Common Stock remaining available for future issuance under the Company's 1996 Employee Stock Purchase Plan. Does not include the 500,000 additional shares of Common Stock proposed to be made available for issuance under such Plan, as discussed in the preceding section of this Proxy Statement.

(4)
Consists solely of the Company's 2001 Stock Incentive Plan described below.

2001 Stock Incentive Plan

        General.    The Board approved and adopted the Company's 2001 Stock Incentive Plan (the "2001 Plan") in September 2001. The Company did not submit the 2001 Plan to the stockholders of the Company for approval. As of December 31, 2003, 3,000,000 shares of Common Stock had been authorized for issuance under the 2001 Plan, of which 1,363,344 shares had been issued. As of

December 31, 2003, options covering an aggregate of 1,251,057 shares were outstanding under the 2001 Plan, and 385,599 shares remained available for future grants and awards under the 2001 Plan. The 2001 Plan will expire on December 31, 2010, or upon its earlier termination by the Board.

        Options and Awards.    The 2001 Plan authorizes the grant of (i) non-qualified stock options, (ii) stock appreciation rights, (iii) performance unit awards, (iv) restricted stock awards and (v) stock bonus awards to key employees of the Company who are responsible for or contribute to, or are likely to be responsible for or contribute to, the management, growth and success of the Company or any of its subsidiaries. However, no option or award may be granted under the 2001 Plan to officers or directors of the Company, any person who is a "covered employee" for purposes of Section 162(m) of the Internal Revenue Code of 1986 or any person who is subject to Section 16(b) of the Securities Exchange Act of 1934 by reason of such person's position with the Company or any of its subsidiaries. The Company and its subsidiaries currently have approximately 2,400 employees who potentially are eligible to receive such a grant, but the Company expects that a substantial proportion of such employees will not receive any grant under the 2001 Plan.

        Administration.    The 2001 Plan is administered by the Compensation Committee of the Board. Such Committee has authority to interpret the 2001 Plan, to select the key employees to whom options or awards will be granted, to determine whether and to what extent options and awards will be granted, to determine the types of options and awards to be granted and the amount, size, terms and conditions of each option or award and to make other relevant determinations and administrative decisions relating to the 2001 Plan. The Compensation Committee may amend or terminate the 2001 Plan at any time; however, certain amendments of the Plan (including the proposed amendment discussed in the preceding section of this Proxy Statement) require stockholder approval under the rules of the NASD. The Compensation Committee may delegate to any officer or officers of the Company any of the Committee's duties, powers and authorities under the Plan upon such conditions and with such limitations as the Committee may determine.

INDEPENDENT PUBLIC ACCOUNTANTS

        The firm of KPMG LLP served as the Company's independent public accountants for 2003 and has been selected by the Company's Audit Committee to serve in such capacity for 2004.

        The Company expects that a representative of KPMG LLP will be present at the Annual Meeting, with the opportunity to make a statement if he or she desires to do so, and that such representative will be available to respond to appropriate questions.

        The firm of Arthur Andersen LLP served as the Company's independent public accountants for 2001 and in January 2002 was selected by the Board to serve in such capacity for 2002. Because of the subsequent criminal indictment and other legal and professional problems of Arthur Andersen LLP, upon the recommendation of the Audit Committee of the Board, on May 23, 2002, the Board rescinded such selection and in June 2002 selected KPMG LLP to audit the financial statements of the Company and its subsidiaries for 2002. The reports of KPMG LLP on the financial statements of the Company for 2002 and 2003 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the period from January 1, 2002, through May 23, 2002, there were no disagreements by the Company with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

        The following table sets forth (i) as "Audit Fees" the aggregate fees billed by KPMG LLP for 2003 and 2002 for professional services rendered for audits of the Company's financial statements, reviews of financial statements included in the Company's quarterly reports to the SEC on Form 10-Q, and statutory and regulatory filings, (ii) as "Audit-Related Fees" the aggregate fees billed by KPMG LLP in 2003 and 2002 for audits of an employee benefit plan, (iii) as "Tax Fees" the aggregate fees billed by

KPMG LLP in 2003 and 2002 for federal, state and foreign tax compliance services and various post-acquisition tax services and analyses, including transfer pricing and international tax structuring and (iv) as "All Other Fees" the aggregate fees billed by KPMG LLP in 2003 for executive financial services:

	2003	2002
Audit Fees	$640,529	$477,801
Audit-Related Fees	9,250	8,200
Tax Fees	447,495	584,956
All Other Fees	7,800	—

        The Charter of the Company's Audit Committee requires the Committee to approve, in advance of the performance of the services, all audit and permissible non-audit services to be provided to the Company by the Company's independent accountants. The Audit Committee has delegated to the chairman of the Committee the authority to perform the Committee's responsibilities with respect to such approvals. The Committee chairman is required to report to the Committee at its next meeting on the manner in which such delegated performance was carried out by him. Since the May 6, 2003, effective date of the SEC rule stating that an accountant is not independent of an audit client if the services it provides to the client are not appropriately approved in accordance with such rule, each new engagement of KPMG LLP to provide services to the Company has been approved in advance either by the Audit Committee or by the chairman of the Committee pursuant to the delegated authority referred to above.

REPORT OF THE AUDIT COMMITTEE

        A revised written charter for the Audit Committee was adopted by the Board in November 2003. The complete text of such revised Audit Committee Charter appears as Appendix I to this Proxy Statement.

        The purpose of the Audit Committee, as set forth in its charter, is to oversee the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company.

        We have implemented procedures to assure that the Audit Committee performs each of its responsibilities under its charter. During 2003, and thereafter through the completion of the audit of the Company's financial statements for such year, those procedures included regular meetings with management of the Company and with appropriate representatives of the Company's independent auditors.

        We reviewed and discussed both with management of the Company and with the Company's independent auditors, KPMG LLP, the Company's audited financial statements for 2003.

        We also discussed with KPMG LLP the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended.

        We received the written disclosures and the letter from KPMG LLP required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and discussed with KPMG LLP its independence.

        Based upon the reviews and discussions referred to in the immediately preceding three paragraphs of this report, we recommended to the Board that the audited financial statements of the Company for

2003 be included in the Company's Annual Report on Form 10-K for such year for filing with the Securities and Exchange Commission.

Bernard W. Reznicek, Chairman George F. Haddix Janice I. Obuchowski
Audit Committee of the Board of Directors

OTHER MATTERS

        Because no stockholder has given the Company timely written notice of business not discussed in this Proxy Statement which such stockholder intends to bring before the Annual Meeting, under the bylaws of the Company no stockholder may properly bring any other business before the Annual Meeting. As of the date of this Proxy Statement, the Company does not know of any matter that may come before the Annual Meeting other than the matters discussed in this Proxy Statement; however, if any other matter is properly presented at the Annual Meeting, the persons named in the accompanying proxy or their substitutes will have discretionary authority to vote on such matter in accordance with their judgment.

DEADLINE FOR SUBMISSION OF STOCKHOLDER PROPOSALS

        Under the bylaws of the Company, a stockholder who wishes to bring any business before the 2005 annual meeting of stockholders of the Company must give advance written notice to the Company of such business and of any proposal which such stockholder wishes to have included in the Company's proxy statement and on the Company's proxy card for such annual meeting. The notice must be sent to the Secretary of the Company at the principal executive office of the Company, must be received by the Secretary of the Company not later than December 4, 2004, and must contain certain information required by the bylaws of the Company. Such advance notice requirement applies to all matters even if a stockholder does not seek to include in the Company's proxy statement a proposal with respect to a particular matter.

        The bylaws of the Company also provide that stockholder nominations of persons for election to the Board are subject to certain advance notice and informational requirements.

        Copies of the Company's bylaws are available to stockholders upon request made to the Secretary of the Company at the address set forth on the first page of this Proxy Statement.

        The bylaw requirements referred to above do not supersede the conditions and requirements established by the SEC for stockholder proposals to be included in the Company's proxy materials for a meeting of stockholders, and in that regard stockholders also must comply with the applicable requirements of Rule 14a-8 under the Securities Exchange Act of 1934.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

        In some cases, only one copy of this Proxy Statement and the Company's Annual Report on SEC Form 10-K is being delivered to multiple stockholders who share an address, unless the Company has received contrary instructions from one or more of such stockholders. Upon written or oral request, the Company promptly will deliver a separate copy of this Proxy Statement and such Annual Report to a stockholder at a shared address to which only a single copy of such documents was delivered. To request a separate delivery of such documents now or in the future, a stockholder may submit a written request to the Investor Relations Department of the Company at the address appearing on the first page of this Proxy Statement or may submit an oral request to such department at (303) 796-2850. Stockholders sharing an address who currently receive multiple copies of the Company's proxy statements or annual reports and who would rather receive only a single copy of either or both of such documents may request such delivery by writing or calling the Investor Relations Department of the Company in the manner described above.

By Order of the Board of Directors

Joseph T. Ruble Secretary

April 1, 2004

ALL STOCKHOLDERS ARE WELCOME TO ATTEND THE ANNUAL MEETING. REGARDLESS OF WHETHER YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ACCOMPANYING ENVELOPE. YOU ALSO MAY FILE YOUR PROXY BY TELEPHONE OR THE INTERNET IN ACCORDANCE WITH THE INSTRUCTIONS ACCOMPANYING THE PROXY. A PROMPT RESPONSE WILL FACILITATE ARRANGEMENTS FOR THE ANNUAL MEETING, AND THE COMPANY WILL APPRECIATE YOUR COOPERATION. STOCKHOLDERS OF RECORD WHO ATTEND THE ANNUAL MEETING MAY VOTE THEIR STOCK PERSONALLY EVEN THOUGH THEY HAVE SENT IN THEIR PROXIES.

Appendix I

CSG SYSTEMS INTERNATIONAL, INC.
AUDIT COMMITTEE CHARTER

I.
Purpose

        The purpose of the Audit Committee (the "Audit Committee") of the Board of Directors (the "Board") of CSG Systems International, Inc. (the "Company") is to oversee the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company.

II.
Relation to Independent Auditors

        The Audit Committee, in its capacity as a committee of the Board, is directly responsible for the appointment, compensation, retention, and oversight of the work of any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review, or attest services for the Company; and each such registered public accounting firm is accountable and shall report directly to the Audit Committee. References in this Charter to the Company's "independent auditors" shall mean any such registered public accounting firm.

III.
Composition and Appointment

        The Audit Committee shall be composed of three or more members of the Board, each of whom (i) shall be an "independent director" as defined in Rule 4200(a)(15) of the National Association of Securities Dealers, Inc. (the "NASD") and any other applicable rules of the NASD, (ii) shall be independent based upon the criteria for independence set forth in Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, (iii) shall not have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company during the past three years, and (iv) is able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement. At all times the Audit Committee shall have at least one member who has past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in such member's financial sophistication (such as being or having been a chief executive officer, chief financial officer, or other senior officer with financial oversight responsibilities).

        Based upon the recommendations of the Nominating and Corporate Governance Committee of the Board, the Board shall appoint the members of the Audit Committee at such times as the Board may deem necessary or appropriate, and the members of the Audit Committee shall serve at the pleasure of the Board.

        Based upon the recommendation of the Nominating and Corporate Governance Committee of the Board, the Board from time to time shall appoint from among the members of the Audit Committee a chairperson of the Audit Committee who shall serve in such capacity at the pleasure of the Board.

IV.
Meetings and Actions

        The Audit Committee shall meet at least quarterly, either in conjunction with meetings of the Board or at such other or additional times as the Audit Committee shall determine. The chairperson of the Audit Committee or any two members of the Audit Committee may call a meeting of the Audit Committee at any time upon notice given in accordance with the bylaws of the Company.

        The Audit Committee shall keep regular minutes of its meetings and shall report to the Board on its actions and other matters set forth in this Charter at such times as the Board or this Charter may require and at such other times as the Audit Committee may deem necessary or appropriate.

1

        Members of the Audit Committee may participate in a meeting of the Audit Committee through conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation shall constitute presence in person at the meeting.

        At all meetings of the Audit Committee, a majority of the then members of the Audit Committee shall constitute a quorum for the transaction of business; and the vote of a majority of the members of the Audit Committee at any meeting of the Audit Committee at which a quorum is present shall be the act of the Audit Committee.

        Any actions required or permitted to be taken at a meeting of the Audit Committee may be taken without a meeting if (i) all members of the Audit Committee consent to such action in writing and (ii) such written consents are filed with the minutes of meetings of the Audit Committee.

        The Audit Committee may delegate to its chairperson or another member of the Audit Committee the performance of any of the responsibilities of the Audit Committee, either in a specific instance or on a continuing basis. In the event of such a delegation, the person to whom such performance is delegated shall report to the Audit Committee at its next meeting on the manner in which such person carried out such delegated performance, including but not limited to any decisions by such person to pre-approve any audit or permissible non-audit services to be provided by the Company's independent auditors.

        To the extent not inconsistent with this Charter, the provisions of the bylaws of the Company applicable to committees of the Board shall be applicable to the Audit Committee except that only the Board may appoint members of the Audit Committee.

V.
Responsibilities

        To accomplish its purpose, the Audit Committee shall:

        1.     Appoint the Company's independent auditors; evaluate the performance of the Company's independent auditors; and, if appropriate, remove and replace the Company's independent auditors.

        2.     At least annually obtain from the Company's independent auditors the written disclosures and the letter required by Independence Standard No. 1, Independence Discussions with Audit Committees, as modified or supplemented, issued by the Independence Standards Board and discuss with the Company's independent auditors the independence of such auditors; actively engage in a dialogue with the Company's independent auditors with respect to any relationships or services disclosed in such written disclosures and letter which may impact the objectivity and independence of such independent auditors; and take, or recommend that the Board take, appropriate actions to oversee the independence of the Company's independent auditors.

        3.     Determine and approve (i) all audit and permissible non-audit services to be provided to the Company by the Company's independent auditors and all audit services to be provided to the Company by anyone other than the Company's independent auditors, in each case in advance of the performance of such services, (ii) the terms of the engagement of the Company's independent auditors or any other auditors to perform such services, and (iii) the compensation to be paid to the Company's independent auditors or any other auditors for such services.

        4.     Meet with the Company's independent auditors prior to each annual audit to review the planning, staffing, scheduling, scope, and any anticipated special emphases of such audit and, if necessary, meet with the Company's independent auditors during the course of such audit with respect to any changes in any of such matters or to receive reports on the progress of such audit.

2

        5.     Oversee the work of the Company's independent auditors engaged for the purpose of preparing or issuing an audit report or performing other audit, review, or attest services for the Company.

        6.     Review and discuss with the Company's independent auditors (i) any problems or difficulties such auditors are encountering or may have encountered in connection with an annual audit or any interim financial statement review, (ii) any disagreements between management of the Company and the Company's independent auditors regarding the application of any accounting principles or other matters, and (iii) any audit or other financial statement adjustments, revisions, or clarifications proposed by the Company's independent auditors which were not made by the Company.

        7.     Resolve any disagreements between management of the Company and the Company's independent auditors regarding financial reporting.

        8.     Review any management letter or other recommendations for the improvement of the Company's accounting practices or internal controls provided to the Company by the Company's independent auditors and the Company's response to such letter.

        9.     Review significant changes in the Company's accounting principles or practices, financial reporting policies, or internal controls proposed by management of the Company or recommended by the Company's independent auditors.

        10.   Review an analysis prepared by management of the Company and the Company's independent auditors of significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements.

        11.   Review and discuss at least annually with the Company's independent auditors the judgments of such auditors with respect to (i) the quality, appropriateness, and acceptability of the Company's accounting principles as applied in the Company's financial reporting, (ii) the adequacy and clarity of the disclosures made in the Company's financial statements, (iii) the application of particular accounting principles or practices to significant new transactions or events involving the Company, (iv) the adequacy and effectiveness of the Company's internal accounting and financial controls, and (v) the Company's compliance with its established accounting practices and procedures and system of internal controls.

        12.   Review and discuss with management of the Company and the Company's independent auditors the Company's annual audited financial statements.

        13.   Discuss with the Company's independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as modified or supplemented, issued by the Auditing Standards Board of the American Institute of Certified Public Accountants.

        14.   Obtain appropriate assurances from the Company's independent auditors that the requirements of Section 10A of the Securities Exchange Act of 1934 have been satisfied in connection with each audit of the Company's financial statements and receive from the Company's independent auditors and review the reports required by Section 10(A)(k) of the Securities Exchange Act of 1934.

        15.   Make the report required by Item 306 of Regulation S-K of the United States Securities and Exchange Commission (the "SEC").

        16.   Make a recommendation to the Board with respect to the inclusion of the Company's audited financial statements in the Company's Annual Report on SEC Form 10-K.

        17.   Review with management of the Company and the Company's independent auditors the Company's quarterly financial statements to be included in the Company's Quarterly Report on SEC Form 10-Q prior to the filing of such report.

3

        18.   Review with the Company's general counsel legal matters that may have a material impact on the Company's financial statements and any material reports or inquiries received from any governmental agency or other regulatory body.

        19.   Meet at least annually with the Company's chief financial officer and independent auditors, in separate executive sessions, to discuss any matters relating to the financial statements and accounting practices of the Company which have not been addressed by the Audit Committee in the performance of its responsibilities set forth in the preceding Paragraphs 1 through 18 and which the Audit Committee, the chief financial officer, or the independent auditors may consider appropriate for discussion.

        20.   Select any independent provider of internal audit services to the Company and approve (i) the scope of such services, (ii) the terms of the engagement of such independent provider, and (iii) the compensation to be paid to such independent provider for such services; evaluate the performance of such independent provider; and, if appropriate, terminate the engagement of and replace such independent provider. Any independent provider of internal audit services to the Company shall report directly to the Audit Committee.

        21.   Meet at least annually, in executive session, with the senior person responsible for any internal audit function of the Company, whether performed with the Company's own employees or by an independent provider of internal audit services, (i) to review the scope of such internal audit function and the current internal audit goals and plans, (ii) to receive a report on the type, extent, and results of the Company's internal audit activities since the last such report, and (iii) to discuss any matters relating to the financial statements, accounting and risk management practices, and internal controls of the Company which the Audit Committee or such internal auditor may consider appropriate for discussion.

        22.   At least annually review the staffing of the Company's financial management, accounting, and internal audit functions and assess the adequacy of such staffing and the performance and competence of both the Company's senior personnel responsible for such functions and any independent provider of internal audit services.

        23.   Review and concur in the appointment, replacement, reassignment, or dismissal of the Company's chief financial officer, principal accounting officer, and senior internal auditor and the compensation packages for each of such persons.

        24.   Establish procedures for (i) the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

        25.   Review and approve or disapprove all related party transactions for potential conflict of interest situations on an ongoing basis whenever the Audit Committee is informed or becomes aware of any such existing or proposed transaction. For purposes of this Paragraph 25, "related party transactions" means transactions required to be disclosed pursuant to SEC Regulation S-K, Item 404. The Audit Committee shall report to the Board all actions that the Audit Committee takes pursuant to this Paragraph 25.

        26.   Establish such policies and procedures as the Audit Committee from time to time may deem necessary or appropriate to enable the Audit Committee to fully and properly perform its responsibilities and accomplish the purpose of the Audit Committee.

* * *

4

        Whenever necessary or appropriate to enable the Audit Committee to perform its responsibilities set forth in this Section V, references to the "Company" shall include the Company's direct and indirect subsidiaries.

* * *

        The Audit Committee at all times shall have direct and unrestricted access to (i) the Company's independent auditors, (ii) any independent provider of internal audit services to the Company, and (iii) those employees of the Company or other persons (including but not limited to persons responsible for any internal audit function of the Company) whose duties or knowledge may assist the Audit Committee in carrying out its responsibilities under this Section V.

        The Company's independent auditors and those persons responsible for any internal audit function of the Company at all times shall have direct and unrestricted access to the Audit Committee and may communicate directly with the Audit Committee at any time.

* * *

        While the Audit Committee has the responsibilities set forth in this Section V, the Audit Committee does not have the duty to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and have been prepared in accordance with generally accepted accounting principles, such matters being the responsibility of management of the Company and the Company's independent auditors.

VI.
Independent Counsel and Other Advisers

        The Audit Committee shall have the authority to engage independent counsel and other advisers as the Audit Committee may deem necessary to carry out its responsibilities. The Company shall provide appropriate funding, as determined by the Audit Committee in its capacity as a committee of the Board, for the payment of compensation to (i) the Company's independent auditors engaged for the purpose of preparing or issuing an audit report or performing other audit, review, or attest services for the Company, (ii) any independent provider of internal audit services to the Company, and (iii) any independent counsel and other advisers engaged by the Audit Committee and for the payment of ordinary administrative expenses of the Audit Committee that are necessary or appropriate to enable the Audit Committee to carry out its duties.

VII.
Annual Review of Charter and Evaluation of Committee Performance

        At least annually the Audit Committee shall review and reassess the adequacy of this Charter and recommend to the Board any proposed changes in this Charter. The Audit Committee also shall annually evaluate its own performance and report to the Board on such evaluation.

5

Appendix II

CSG SYSTEMS INTERNATIONAL, INC.
1996 EMPLOYEE STOCK PURCHASE PLAN
(Including Section 1.5 as proposed to be amended)

ARTICLE I
GENERAL

        1.1   Purpose of the Plan. The purpose of the CSG Systems International, Inc. 1996 Employee Stock Purchase Plan (the "Plan") is to provide Eligible Employees of the Company and its Subsidiaries with a program for the regular purchase of Shares from the Company through periodic payroll deductions and dividend reinvestments, thereby giving Participants the opportunity to acquire a proprietary interest in the success of the Company. The Plan authorizes the sale and issuance of Shares pursuant to sub-plans adopted by the Company and, to the extent permitted under applicable law, by the Chief Executive Officer of the Company or his or her delegate which are designed to achieve desired tax or other objectives in particular locations outside of the United States.

        1.2   Definitions. For purposes of the Plan, the following words and phrases shall have the meanings indicated, unless the context clearly indicates otherwise:

  (a)
  "Adjusted Price" means an amount equal to eighty-five percent (85%) of the Fair Market Value on the last trading day of the Plan Month for which an Adjusted Price is being determined.

  (b)
  "Agent" means the independent agent appointed pursuant to Section 1.4.

  (c)
  "Company" means CSG Systems International, Inc., a Delaware corporation.

  (d)
  "Eligible Employee" means a person who is of majority age in his or her domicile state or other applicable jurisdiction and is a full-time or part-time employee of the Company or a Subsidiary, except that a temporary employee and an employee who has been designated by the Board of Directors of the Company as an executive officer of the Company or is otherwise subject to the provisions of Section 16(b) of the Securities Exchange Act of 1934 shall not be eligible to participate in the Plan.

  (e)
  "Fair Market Value" means the last sale price of the Shares as quoted on the Nasdaq National Market System on the trading day for which the determination is being made, or, in the event that no such sale takes place on such day, the average of the reported closing bid and asked prices on such day, or, if the Shares are listed on a national securities exchange, the last reported sale price on the principal national securities exchange on which the Shares are listed or admitted to trading on the trading day for which the determination is being made, or, if no such reported sale takes place on such day, the average of the closing bid and asked prices on such day on the principal national securities exchange on which the Shares are listed or admitted to trading, or, if the Shares are neither quoted on such National Market System nor listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices in the over-the-counter market on the day for which the determination is being made as reported through Nasdaq, or, if bid and asked prices for the Shares on such day are not reported through Nasdaq, the average of the bid and asked prices for such day as furnished by any New York Stock Exchange member firm regularly making a market in the Shares selected for such purpose by the Chief Executive Officer of the Company, or, if none of the foregoing is applicable, the fair market value of the Shares as determined in good faith by the Chief Executive Officer of the Company in his sole discretion.

1

  (f)
  "Participant" means an Eligible Employee who has elected to participate in the Plan pursuant to Section 2.1.

  (g)
  "Plan Month" means each calendar month during the term of the Plan.

  (h)
  "Shares" means shares of Common Stock, $0.01 par value per share, of the Company.

  (i)
  "Subsidiary" means a corporation or other entity of which not less than 50% of the voting shares or other voting interests are held by the Company or a Subsidiary, whether or not such corporation or other entity now exists or hereafter is organized or acquired by the Company or a Subsidiary. The plural form of such word is "Subsidiaries".

        1.3   Effective Date and Term of Plan. The Plan shall become effective on September 1, 1996. The Plan shall remain in effect indefinitely, subject to termination by the Board of Directors of the Company as of the end of any Plan Month and subject to the provisions of Section 1.5.

        1.4   Appointment and Removal of the Agent. The Company shall appoint an independent bank, trust company, brokerage firm, or other financial institution to administer the Plan (including but not limited to the establishment of such procedures as reasonably may be necessary to accomplish such administration in a manner consistent with the purposes of the Plan), keep the records of the Plan reflecting the interests of Participants, hold Shares acquired under the Plan on behalf of Participants, and generally act as the agent of Participants in the manner and to the extent provided in the Plan. The Agent may resign at any time by giving written notice of such resignation to the Company at least thirty (30) days prior to the effective date of such resignation. The Company may remove the Agent at any time by giving written notice of such removal to the Agent at least thirty (30) days prior to the effective date of such removal. In the event of the resignation or removal of the Agent, the Company promptly shall appoint a new Agent. The Company shall provide the names and addresses of all Participants to the Agent to facilitate direct communications by the Agent to the Participants.

        *1.5 Shares Available Under the Plan. The maximum number of shares which the Company may issue under the Plan on and after the date of the 2004 annual meeting of stockholders of the Company is the sum of (a) the number of Shares which were available for issuance under the Plan as of the day immediately preceding the date of the 2004 annual meeting of stockholders of the Company plus (b) 500,000 Shares; and the Company shall reserve and keep available for issuance under the Plan such maximum number of shares. In the event of an increase in the number of outstanding Shares by reason of a stock dividend or stock split, the number of Shares then remaining available for issuance under the Plan shall be increased proportionately.

        1.6   Action by the Company. Whenever an action is required by or permitted to the Company under the Plan, unless otherwise expressly provided by the Plan or the Board of Directors of the Company, such action shall be taken by the Chief Executive Officer of the Company or his or her delegate.

ARTICLE II
PLAN PARTICIPATION

        2.1   Enrollment and Payroll Deductions. Participation in the Plan is voluntary. An Eligible Employee may elect to participate in the Plan by completing and delivering to the Company enrollment and payroll deduction authorization forms prescribed by the Company authorizing periodic payroll deductions by the Company from such Eligible Employee's wages of the periodic amount specified by such Eligible Employee. Payroll deductions with respect to an Eligible Employee shall commence as soon as administratively practicable but not later than the first payroll date in the Plan Month next following the Plan Month in which the enrollment and payroll deduction authorization forms of such Eligible Employee are received and accepted by the Company. If a Participant's wages are paid on a biweekly schedule, then the biweekly payroll deduction amount specified by such Participant in his or

2

her payroll deduction authorization form must be a minimum of $10.00 and may not exceed $500.00; in the case of Participants whose compensation is paid in a currency other than United States dollars, the applicable limits shall be the approximate equivalents of such minimum and maximum amounts fixed from time to time by the Company in administratively convenient units of such other currency. If a Participant's wages are paid on a schedule other than biweekly, then the periodic payroll deductions referred to in this Section 2.1 shall be made with respect to such Participant in accordance with such schedule as reflected on such Participant's payroll deduction authorization form; and the Company shall proportionately adjust the minimum and maximum permitted payroll deductions applicable to such Participant. A Participant may change his or her periodic payroll deduction amount by written notice to the Company in such form as the Company may specify; such change shall be effective as soon as administratively practicable but not later than the first payroll date in the Plan Month next following the Plan Month in which the change form is received and accepted by the Company. A Participant may cease participation in the Plan as of any payroll date by giving written notice of such cessation to the Company in such form as the Company may specify at least fifteen (15) days prior to such payroll date, in which event such Participant may not re-enter the Plan for ninety (90) days after the effective date of such cessation of participation in the Plan.

        2.2   Issuance of Shares. On the last business day of each Plan Month, the Company shall notify the Agent in written or electronic form of the aggregate United States dollar amount withheld for each Participant during such Plan Month and shall instruct the transfer agent for the Shares to issue to the Agent (in such form or nominee name as the Agent may direct) as an original issuance of authorized but unissued Shares or as the reissuance of Shares held by the Company as treasury shares (and shall provide such transfer agent with such additional documentation as may be required for such purpose) that number of full Shares which is equal to (a) the aggregate United States dollar amount withheld pursuant to the Plan for all Participants during such Plan Month divided by (b) the Adjusted Price. Upon the issuance or reissuance of such number of full Shares, the amount referred to in clause (a) of the preceding sentence shall be deemed to have been paid to and received by the Company, and shall be appropriately reflected on the books of the Company, as the consideration for such number of newly issued or reissued full Shares; however, if the Agent's record-keeping systems permit, a fractional share resulting from the calculation referred to in the preceding sentence may be taken into account in the Plan records maintained by the Agent. For purposes of determining the United States dollar amount withheld from the wages of Participants whose compensation is paid in a currency other than United States dollars, the amount withheld in such other currency shall be converted to United States dollars on the basis of the applicable exchange rate quoted in The Wall Street Journal for the next-to-the-last business day of the Plan Month involved.

        2.3   Allocation of Shares. The Agent shall allocate the Shares acquired by the Agent pursuant to Section 2.2 for a particular Plan Month among those Participants whose payroll deductions provided the funds used to acquire such Shares. Such allocation shall be made in the Plan records maintained by the Agent in proportion to the United States dollar amount of funds so provided by each Participant and, if fractional shares are involved, shall be made to three decimal places. Subject to the provisions of Section 2.5, the Agent shall hold in its name or the name of its nominee, for the benefit of all Participants, all shares acquired under the Plan. At least annually, and at such other times as the Agent may determine to be appropriate, the Agent shall send a statement directly to each Participant, showing with respect to such Participant acquisitions of Shares, dividends credited, sales or distributions of Shares, and any applicable commissions or fees charged to such Participant during the period covered by such statement.

3

        2.4   Dividends and Distributions. Dividends and other distributions by the Company with respect to Shares held by the Agent under the Plan shall be allocated or otherwise dealt with by the Agent as follows:

  (a)
  Cash Dividends. Cash dividends received by the Agent on Shares allocated to Participants' Plan accounts shall be used by the Agent to acquire additional Shares for such Participants by remitting the aggregate amount of such cash dividends to the Company to be added to the amount applied to the next acquisition of Shares from the Company pursuant to Section 2.2.

  (b)
  Stock Dividends and Stock Splits. Stock dividends and stock splits shall be credited to Participants having Shares allocated to their Plan accounts to the extent that such stock dividends and stock splits are attributable to such Shares.

  (c)
  Stock Rights. If the Company makes available to its stockholders generally rights to subscribe to additional Shares or other securities, such rights accruing on Shares held by the Agent under the Plan shall be sold by the Agent and the net proceeds of such sale shall be applied to the acquisition from the Company of additional Shares for Participants in the same manner as cash dividends are applied.

        2.5   Issuance of Stock Certificates; Sales of Shares. Upon the request of a Participant, the Agent will cause a stock certificate for some or all of the full Shares in such Participant's Plan account to be issued and delivered to such Participant as promptly as practicable. Upon the issuance of such certificate, such Participant's Plan account will be appropriately debited. Upon the request of a Participant, the Agent will sell for the account of such Participant any or all of the Shares in such Participant's Plan account and shall remit the proceeds of such sale, net of applicable brokerage commissions (if any), to such Participant as promptly as practicable. If a Participant requests that sale proceeds be remitted to such Participant in a currency other than United States dollars, then the requested currency exchange will be made at the prevailing rate for transactions of the size involved as determined in the sole discretion of the Agent or its designee for such purpose, and such Participant will bear all expenses incurred by the Agent in effecting such currency exchange. Requests by Participants pursuant to this Section 2.5 may be made in writing or by such electronic or other means as the Agent may provide.

        2.6   Stockholder Rights. A Participant will have the right to vote the Shares in his or her Plan account in accordance with the Agent's customary procedures for the voting of shares held in "street name" or other similar types of accounts. A Participant shall have no rights as a stockholder of the Company with respect to any Shares held in such Participant's Plan account until a certificate for such Shares has been issued in the name of such Participant and reflected in the stockholder records of the Company.

        2.7   Expenses. The Company will bear all of the expenses of administering the Plan, including but not limited to the Agent's fees and any transfer taxes and expenses of transferring Shares to Participants. However, a Participant will bear any expenses incurred by the Agent in selling Shares held for such Participant under the Plan, including but not limited to applicable brokerage commissions and currency exchange expenses.

        2.8   Termination of Eligibility. If a Participant ceases to be eligible to participate in the Plan for any reason, including but not limited to the termination of such Participant's employment by the Company or a Subsidiary, then such Participant may no longer participate in the Plan through payroll deductions. If a Participant ceases to be eligible to participate in the Plan for a reason other than such Participant's death, then the Agent shall maintain such Participant's Plan account pending the Agent's receipt of instructions either from the Participant or from the Company as to the sale of or the issuance of a stock certificate for the Shares in such Plan account in accordance with Section 2.5 If a Participant dies, then the Agent shall maintain the deceased Participant's Plan account pending the Agent's receipt

4

of instructions as to the disposition of such account from the duly authorized representative of the deceased Participant's estate.

        2.9   Termination of Plan. If the Company terminates the Plan, then the Agent shall cause a stock certificate for the full Shares in a Participant's Plan account to be issued and delivered to such Participant as promptly as practicable and shall sell for the account of such Participant any fractional Shares in such Participant's Plan account and remit the proceeds of such sale, net of applicable brokerage commissions (if any), to such Participant as promptly as practicable. However, in its discretion, the Company may provide additional alternatives for the disposition of the Shares in a Participant's Plan account upon the termination of the Plan.

        2.10 Rules for Foreign Jurisdictions. Notwithstanding any other provisions of the Plan to the contrary, the Company and, to the extent permitted under applicable law, the Chief Executive Officer of the Company or his or her delegate may, in its or his or her sole discretion, amend or vary the terms of the Plan in order to conform such terms to the requirements of each non-U.S. jurisdiction where a Subsidiary is located or to meet the goals and objectives of the Plan with respect to the Eligible Employees employed in such non-U.S. jurisdiction. Each of the Company, and to the extent permitted under applicable law, the Chief Executive Officer of the Company or his or her delegate may, where it or he or she deems appropriate in its or his or her sole discretion, establish one or more sub-plans for such purposes. The Company and, to the extent permitted under applicable law, the Chief Executive Officer of the Company or his or her delegate may, in its or his or her sole discretion, establish administrative rules and procedures to facilitate the operation of the Plan in such non-U.S. jurisdictions. For purposes of clarity, the terms of the Plan which vary for a particular non-U.S. jurisdiction shall be reflected in a written addendum to the Plan for such non-U.S. jurisdiction.

ARTICLE III
MISCELLANEOUS

        3.1   Interpretation. The Chief Executive Officer of the Company or his or her delegate shall have the authority to establish rules and regulations for the operation of the Plan, to interpret the Plan, and to decide any and all questions which may arise in connection with the Plan. Any delegate of the Chief Executive Officer of the Company for purposes of the Plan shall not make any discretionary decision which pertains directly to such delegate as a Participant.

        3.2   Nonassignability. No Participant shall have any right to sell, assign, transfer, pledge, or otherwise encumber or convey such Participant's Plan account or any Shares credited to such account, or any part thereof, prior to such Participant's actual receipt of a certificate for such Shares or the proceeds of the sale of such Shares. No Plan account shall be subject to attachment, garnishment, or seizure for the payment of any debts, judgments, alimony, child support, or separate maintenance owed by a Participant nor be transferable by operation of law in the event of a Participant's bankruptcy or insolvency.

        3.3   Employment Rights. An Eligible Employee's election to participate in the Plan and the Company's acceptance of such Eligible Employee's enrollment in the Plan shall not be deemed to constitute a contract of employment between such Eligible Employee and the Company or any Subsidiary. No provision of the Plan shall be deemed to give any Participant any right (i) to be retained in the employ or other service of the Company or any Subsidiary for any specific length of time, (ii) to interfere with the right of the Company or any Subsidiary to discipline or discharge the Participant at any time, (iii) to hold any particular position or responsibility with the Company or any Subsidiary, or (iv) to receive any particular compensation from the Company or any Subsidiary.

        3.4   Withholding; Payroll Taxes. To the extent required by applicable laws and regulations in effect at the time payroll deductions pursuant to the Plan are made from a Participant's wages, the Company or the Subsidiary by whom such Participant's wages are paid shall withhold from the remaining portion

5

of such wages any taxes or other obligations required to be withheld from such wages by federal, state, local, or other laws by reason of such payroll deductions and the purchase of Shares under the Plan for the benefit of such Participant at a price less than Fair Market Value.

        3.5   Transfer Upon Death. The Plan account of a Participant may be transferred by will or the laws of descent and distribution upon the death of such Participant, but the Company may require any transferee of a deceased Participant's Plan account to elect with respect to the Shares in such transferred Plan account either to receive a certificate for all full Shares and the net sale proceeds of any fractional Share or to sell all of the Shares and receive the net proceeds of such sale.

        3.6   Amendment. The Board of Directors of the Company may amend the Plan at any time in whole or in part without terminating the Plan; however, no amendment of the Plan shall decrease the number of Shares already credited to the Plan accounts of Participants. If the Board of Directors of the Company changes the discount from Fair Market Value at which Shares are to be acquired under the Plan, then the Company shall not implement such change until the then Participants have been notified of such change and have been given a reasonable opportunity to cease participation in the Plan.

        3.7   Plan Year. The plan year shall be the calendar year, except that the first plan year shall begin on the effective date of the Plan and end on December 31, 1996.

        3.8   Securities Law Compliance. The obligation of the Company to sell and issue Shares pursuant to the Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance, or sale of such Shares and to the satisfaction of any legal preconditions to such issuance or sale.

        3.9   Governing Law. The provisions of the Plan shall be governed by and construed according to the laws of the State of Delaware.

        3.10 Number and Gender. Unless the context otherwise requires, for all purposes of the Plan, words in the singular include their plural, words in the plural include their singular, and words of one gender include the other genders.

        3.11 Successors. The provisions of the plan shall be binding upon and inure to the benefit of the Company, each Participant, and their respective heirs, personal representatives, successors, and permitted assigns (if any).

        3.12 Section Titles. The titles of the various sections of the Plan are for convenient reference only and shall not be considered in the interpretation of the Company.

        * As proposed to be amended.

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[CSGCM—CSG SYSTEMS INTERNATIONAL, INC.] [FILE NAME: ZCSG42.ELX] [VERSION—F2(1)] [03/22/04] [orig. 03/19/04]

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL	ZCSG42

PROXY

CSG SYSTEMS INTERNATIONAL, INC.

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 28, 2004
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned hereby constitutes and appoints Neal C. Hansen and John P. Pogge, and each or either of them, as attorneys and proxies of the undersigned, with full power of substitution to each of them, to vote all shares of stock of CSG Systems International, Inc. (the "Corporation") standing in the name of the undersigned at the annual meeting of stockholders of the Corporation to be held at the office of the Corporation, 7887 E. Belleview Avenue, Suite 1000, Englewood, Colorado, at 8:30 a.m. (Mountain Time) on May 28, 2004, and at any adjournments thereof, on the matters set forth on the reverse side hereof and in their discretion on any other matters that properly may come before such meeting or any adjournments thereof.

        THIS PROXY, WHEN PROPERLY SIGNED, WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE NOMINEE FOR ELECTION AS A DIRECTOR AND FOR THE OTHER MATTER SET FORTH ON THE REVERSE SIDE HEREOF.

        The undersigned hereby ratifies and confirms all that either of such attorneys and proxies, or their substitutes, may do or cause to be done by virtue hereof and acknowledges receipt of the Notice of Annual Meeting of Stockholders of the Corporation to be held on May 28, 2004, the Proxy Statement of the Corporation for such Annual Meeting, and the 2003 Annual Report of the Corporation on SEC Form 10-K.

SEE REVERSE SIDE	CONTINUED AND TO BE SIGNED ON REVERSE SIDE	SEE REVERSE SIDE

CSG SYSTEMS
INTERNATIONAL, INC.
C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694

Your vote is important. Please vote immediately.

Vote-by-Internet Log on to the Internet and go to http://www.eproxyvote.com/csgs	OR	Vote-by-Telephone Call toll-free 1-877-PRX-VOTE (1-877-779-8683)

If you vote over the Internet or by telephone, please do not mail your card.

[CSGCM—CSG SYSTEMS INTERNATIONAL, INC.] [FILE NAME: ZCSG41.ELX] [VERSION—F1(1)][03/19/04] [orig. 03/19/04]

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL	ZCSG41
☒	Please mark votes as in this example.	#CSG
1.
Election of Director.

Nominee: (01) Janice I. Obuchowski

FOR THE NOMINEE	☐	☐	WITHHELD FROM THE NOMINEE
2.	Approval of an amendment to the Corporation's 1996 Employee Stock Purchase Plan which will increase by 500,000 the number of shares of Common Stock available for purchase under such Plan.	FOR ☐	AGAINST ☐	ABSTAIN ☐
MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT
PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

NOTE: Please sign exactly as name appears at left. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. Corporations, partnerships and limited liability companies should sign in their names by an authorized officer, partner, member or manager.
Signature:	Date:	Signature:	Date:

QuickLinks

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 28, 2004
PROXY STATEMENT ANNUAL MEETING OF STOCKHOLDERS May 28, 2004
BENEFICIAL OWNERSHIP OF COMMON STOCK
ELECTION OF DIRECTORS
EXECUTIVE COMPENSATION
REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION
STOCK PRICE PERFORMANCE
PROPOSAL TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK AVAILABLE FOR PURCHASE UNDER THE COMPANY'S 1996 EMPLOYEE STOCK PURCHASE PLAN
SHARES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS
INDEPENDENT PUBLIC ACCOUNTANTS
REPORT OF THE AUDIT COMMITTEE
OTHER MATTERS
DEADLINE FOR SUBMISSION OF STOCKHOLDER PROPOSALS
DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS
CSG SYSTEMS INTERNATIONAL, INC. AUDIT COMMITTEE CHARTER
CSG SYSTEMS INTERNATIONAL, INC. 1996 EMPLOYEE STOCK PURCHASE PLAN (Including Section 1.5 as proposed to be amended)